UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2017

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35366 (Commission File Number)	20-5157386 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, NY 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2017, Fortress Biotech, Inc. issued a press release to provide a corporate update and to announce its financial results for the second quarter ended June 30, 2017. A copy of such press release is being furnished as Exhibit 99.1 to this report.

Item 8.01. Other Events.

Attached hereto as Exhibit 99.2 and incorporated herein by reference is a presentation including an updated corporate overview of Fortress Biotech, Inc.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press release issued by Fortress Biotech, Inc., dated August 9, 2017.
99.2	Presentation of August 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2017	Fortress Biotech, Inc.
(Registrant)

	By	/s/ Lindsay A. Rosenwald
Lindsay A. Rosenwald
Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Fortress Biotech, Inc., dated August 9, 2017.
99.2	Presentation of August 2017.